EXHIBIT 10.52


                           FIRST AMENDMENT TO CONTRACT

         WHEREAS the undersigned entered into that certain Contract, effective December 23, 1997, by and among VINCENT PACIERA, VINCENT PACIERA, JR., KIRTH M. PACIERA, LENA P. ROMAGUERA, and LENA (LEE) P. ROMAGUERA TRUST NO. 3, VINCENT PACIERA and GERARD A. ROMAGUERA, as Trustees of the LENA (LEE) P. ROMAGUERA TRUST NO. 3 (SELLERS), and FULL HOUSE RESORTS, INC. (PURCHASER); hereafter "the Contract"; and,

         WHEREAS, the Contract provided for a mandatory condition to its effectiveness; and

         WHEREAS, Paragraph 9(g) of the contract provides that the terms of the Contract survive closing, as the word closing is used in the Contract; and,

         WHEREAS, the Contract contains certain clerical and typographical which should be corrected prior to closing.

         NOW WHEREFORE the parties to the Contract hereby agree that the Contract is amended as follows:

         1. The parties agree that the mandatory condition precedent to the Contract becoming effective, as set out in Paragraph 1 thereof, has been satisfied.

         2. The parties agree that the litigation referred to in Paragraph 17 has not been dismissed and the sum of $167,500.00 as set out in Paragraph 17 shall be paid to the Sellers at closing.

         3. The following typographical errors are hereby corrected in Exhibit "B" to the Contract:

                  (a) The fourth word in numbered Paragraph 1 is changed from "form" to "from".

                  (b) In the final paragraph of Exhibit "B", which is unnumbered, the word "option" is hereby deleted.

         4. The original Exhibit "G" to the Contract, Affidavit of Fair Exchange, is replaced with the attached replacement Exhibit "G".

         5. The original Exhibit "H" to the Contract, On Record Matter Indemnity Agreement, is replaced with the attached replacement Exhibit "H".

         6. To Paragraph 11 of the Contract, Subparagraph "(k)" is added as follows:

                  "(k) Assignment of Choses In Action, Agreement and Waiver in the form set out in Exhibit "I", wherein the Sellers assign all rights and choses of action which they may possess against TENNECO OIL COMPANY and TOC Retail, Inc., to the Purchaser. Sellers agree to turn over litigation documents and cooperate in subsequent litigation, and Sellers waive attorney-client privilege as to Purchaser with regard to said litigation."

         7. Exhibit "I", Assignment of Choses In Action, Agreement and Waiver, which is attached hereto, is hereby appended to the Contract.

         WITNESS THE SIGNATURE OF THE SELLERS, on this the 23 day of February, 1998.

                                            /s/ VINCENT PACIERA
                                            ---------------------------
                                            VINCENT PACIERA, SELLER

                                            /S/ VINCENT PACIERA, JR.
                                            ---------------------------
                                            VINCENT PACIERA, JR., SELLER

                                            /S/ KIRTH M. PACIERA
                                            ---------------------------
                                            KIRTH M. PACIERA, SELLER

                                            /S/ LENA P. ROMAGUERA
                                            ---------------------------
                                            LENA P. ROMAGUERA, SELLER

                                   LENA (LEE) P. ROMAGUERA TRUST NO. 3,
                                   SELLER

                                  BY: /S/ VINCENT PACIERA, TRUSTEE
                                      ------------------------------------------
                                      VINCENT PACIERA as
                                      Co-Trustee for Lena (Lee) P. Romaguera
                                      Trust No. 3

                                  BY: /S/ GERARD A. ROMAGUERA
                                      ------------------------------------------
                                      GERARD A. ROMAGUERA
                                      Co-Trustee for Lena (Lee) P. Romaguera
                                      Trust No. 3

         WITNESS THE SIGNATURE OF THE PURCHASER, on this the _____ day of ______________, 1998.

                                            FULL HOUSE RESORTS, INC.,
                                            a Delaware Corporation
                                            PURCHASER

                                            By:_________________________________
                                                Its:

         WITNESS THE SIGNATURE OF THE ESCROW AGENT, on this the 23 day of February, 1998.

                                         /S/ PATRICK A. SHEEHAN
                                         ---------------------------------------
                                         PATRICK A. SHEEHAN, Agent for
                                         FIRST AMERICAN TITLE INSURANCE COMPANY
                                         ESCROW AGENT

STATE OF LOUISIANA
PARISH OF ORLEANS

         PERSONALLY CAME AND APPEARED BEFORE ME, the undersigned authority in and for the aforesaid jurisdiction, the within named VINCENT PACIERA, Seller, who, acknowledged before me that he signed and delivered the above and foregoing Contract on the day and date set forth therein, as his free and voluntary act and deed.

         SUBSCRIBED BEFORE ME, on this the 23 day of February, 1998.


                                                      /S/ BRIAN LEFTWICH
                                                      --------------------------
                                                      NOTARY PUBLIC

MY COMMISSION:
IS FOR LIFE

STATE OF LOUISIANA
PARISH OF ORLEANS

         PERSONALLY CAME AND APPEARED BEFORE ME, the undersigned authority in and for the aforesaid jurisdiction, the within named VINCENT PACIERA, JR., Seller, who, acknowledged before me that he signed and delivered the above and foregoing Contract on the day and date set forth therein, as his free and voluntary act and deed.

         SUBSCRIBED BEFORE ME, on this the 23 day of February, 1998.

                                                      /S/ BRIAN LEFTWICH
                                                      --------------------------
                                                      NOTARY PUBLIC

MY COMMISSION EXPIRES:
IS FOR LIFE

STATE OF LOUISIANA
PARISH OF ORLEANS

         PERSONALLY CAME AND APPEARED BEFORE ME, the undersigned authority in and for the aforesaid jurisdiction, the within named KIRTH M. PACIERA, Seller, who, acknowledged before me that he signed and delivered the above and foregoing Contract on the day and date set forth therein, as his free and voluntary act and deed.

         SUBSCRIBED BEFORE ME, on this the 23 day of February, 1998.

                                                      /S/ BRIAN LEFTWICH
                                                      --------------------------
                                                      NOTARY PUBLIC

MY COMMISSION EXPIRES:
IS FOR LIFE


STATE OF LOUISIANA
PARISH OF ORLEANS

         PERSONALLY CAME AND APPEARED BEFORE ME, the undersigned authority in and for the aforesaid jurisdiction, the within named LENA P. ROMAGUERA, Seller, who, acknowledged before me that she signed and delivered the above and foregoing Contract on the day and date set forth therein, as her free and voluntary act and deed.

         SUBSCRIBED BEFORE ME, on this the 23 day of February, 1998.


                                                      /S/ BRIAN LEFTWICH
                                                      --------------------------
                                                      NOTARY PUBLIC

MY COMMISSION EXPIRES:
IS FOR LIFE

STATE OF LOUISIANA
PARISH OF ORLEANS

         PERSONALLY CAME AND APPEARED BEFORE ME, the undersigned authority in and for the aforesaid jurisdiction, the within named PATRICK A. SHEEHAN, in his capacity as ESCROW AGENT as Agent for FIRST AMERICAN TITLE INSURANCE COMPANY, who, acknowledged before me that he signed and delivered the above and foregoing Contract on the day and date set forth therein, after first being duly authorized to so act.

         SUBSCRIBED BEFORE ME, on this the 23 day of February, 1998.

                                                      /S/ BRIAN LEFTWICH
                                                      --------------------------
                                                      NOTARY PUBLIC
MY COMMISSION EXPIRES:
IS FOR LIFE


STATE OF LOUISIANA
PARISH OF ORLEANS

         PERSONALLY CAME AND APPEARED BEFORE ME, the undersigned authority in and for the aforesaid jurisdiction, the within named VINCENT PACIERA, AS CO-TRUSTEE FOR LENA (LEE) P. ROMAGUERA TRUST NO 3, Seller, who, acknowledged before me that he signed and delivered the above and foregoing Contract on the day and date set forth therein, in the capacity as Trustee of the Lena (Lee) P. Romaguera Trust No. 3, after being duly authorized to so act.

         SUBSCRIBED BEFORE ME, on this the 23 day of February, 1998.

                                                      /S/ BRIAN LEFTWICH
                                                      --------------------------
                                                      NOTARY PUBLIC

MY COMMISSION EXPIRES:
IS FOR LIFE


STATE OF LOUISIANA
PARISH OF ORLEANS

         PERSONALLY CAME AND APPEARED BEFORE ME, the undersigned authority in and for the aforesaid jurisdiction, the within named GERARD A. ROMAGUERA, AS CO-TRUSTEE FOR LENA (LEE) P. ROMAGUERA TRUST NO 3, Seller, who, acknowledged before me that he signed and delivered the above and foregoing Contract on the day and date set forth therein, in the capacity as Trustee of the Lena (Lee) P. Romaguera Trust No. 3, after being duly authorized to so act.

         SUBSCRIBED BEFORE ME, on this the 23 day of February, 1998.

                                                      /S/ BRIAN LEFTWICH
                                                      --------------------------
                                                      NOTARY PUBLIC

MY COMMISSION EXPIRES:
IS FOR LIFE

                                    CONTRACT

         This Contract made and entered into effective on the 23rd day of December 1997 by and among VINCENT PACIERA, VINCENT PACIERA, JR., KIRTH M. PACIERA, LENA P. ROMAGUERA, AND THE LENA (LEE) P. ROMAGUERA TRUST NO. 3, VINCENT PACIERA AND GERARD A. ROMAGUERA, AS CO-TRUSTEES OF THE LENA (LEE) P. ROMAGUERA TRUST NO. 3, referred to herein as "SELLERS"; and FULL HOUSE RESORTS, INC., a Delaware corporation, referred to herein as "PURCHASER".

         For and in consideration of the payment into escrow as set out herein below, of the sum of Three Hundred Eighty Thousand ($380,000.00) Dollars, Sellers hereby grant to the Purchaser an exclusive right to purchase that certain property located in the City of Biloxi, and the Second Judicial District of Harrison County, Mississippi, and bounded on the North by U. S. Highway 90, on the South by the Mississippi Sound or Biloxi Channel, on the West by Magnolia Street or its southward projection, and on the East by the property of Suntan Motel, Inc.,commonly known as the "TOC" Property", and being further described in the proposed quit claim deed attached hereto and marked EXHIBIT "A", and including any and all littoral and riparian rights, appurtenant thereto, herein referred to as "the Property", for the total purchase price of Four Million One Hundred Fifty Five Thousand ($4,155,000.00) Dollars; and the parties hereby agree and contract as follows.

         1. CONDITION PRECEDENT: A mandatory condition precedent to this Contract becoming effective is the expiration of that certain OPTION CONTRACT TO PURCHASE REAL PROPERTY dated October 23, 1997 by and among VINCENT PACIERA, VINCENT PACIERA, JR., KIRTH M. PACIERA, LENA P. ROMAGUERA, and the LENA (LEE) P. ROMAGUERA TRUST NO. 3, VINCENT PACIERA and GERARD A. ROMAGUERA, as CO-TRUSTEES of the LENA (LEE) P. ROMAGUERA TRUST NO. 3, "Sellers"; and MILLAMAX MISSISSIPPI, INC., and FULL HOUSE RESORTS, INC., "Purchasers", by its own terms, and the terms of any and all extensions and/or amendments thereto, without closing the sale contemplated therein.

         2. CONSIDERATION AND ESCROW DEPOSIT: The Consideration for this Contract shall be the payment by the Purchaser into Escrow, under the terms and conditions set out in Paragraph Number 3 below, of the sum of Three Hundred Eighty Thousand ($380,000.00), which sum shall be applied as follows.

         (a) In the event of the failure to occur of the Condition Precedent as set out in Paragraph Number 1 above, this Contract shall immediately terminate, and the entire sum of Three Hundred Eighty Thousand ($380,000.00) shall be refunded to the Purchaser within one working day.

         (b) In the event that the Condition Precedent as set out in Paragraph

Number 1 above is satisfied, the entire sum of Three Hundred Eighty Thousand ($380,000.00) shall be held in escrow and deemed to be earnest money for the sale of the property pursuant to this Contract, and is hereinafter referred to as "the Earnest Money Deposit".

         (c) The Earnest Money Deposit shall be fully applied to the Purchase Price as defined below.

         (d) In the event the Purchaser does not close the sale on this Contract, and the Sellers are not in breach of the warranties set out in Paragraph Number 9 below, the Earnest Money Deposit will be paid over to the Sellers as full liquidated damages, and this Contract shall terminate.

         3. ESCROW AGREEMENT: The escrow money deposit set out in Paragraph Number 2 above is to be held in escrow upon the terms and conditions set out in the Escrow Agreement attached hereto as EXHIBIT "B". The Escrow Agent is Patrick
A. Sheehan, agent for First American Title Insurance Company, who has joined in this Contract as an ancillary party and agrees to be bound by said Escrow Agreement.

         4. INSPECTION PERIOD: The Inspection Period shall commence at 12:01 A.M. Central Standard Time on December 23, 1997, and shall expire at 1:30 p.m., Central Standard Time, on Monday, February 23, 1998.

         5. NO BROKER OR FINDERS: There are no claims for brokerage commissions, finders' fees or similar compensation in connection with the transaction contemplated by this contract made by or on behalf of Sellers or Purchaser.

         6. PURCHASE PRICE:

         The total Purchase Price.................................$ 4,155,000.00
Payable as follows:

         Less Earnest Money Deposit Applied to Purchase Price.....[$ 380,000.00]

Balance due at Closing from Purchaser.............................$ 3,775,000.00

         7. CLOSING: The closing of the sale of the Property, hereinafter "Closing", shall occur on or before Monday, February 23 1998, in New Orleans,

Louisiana, at the office of the Sellers' attorney as set out in Paragraph Number 20 below, at 1:30 P.M., or at such other time and place which may be agreed upon by the parties. The Purchase Price as set out in Paragraph 5 above shall be paid via wire transfer, provided however that any portion thereof being paid through the Escrow Agent may be paid via check drawn on the Escrow Agent's attorney trust or escrow account. Ad valorem taxes shall be prorated as of the date of Closing. Purchaser shall have the right to choose the Closing attorney.

         8. TITLE EXAMINATION: The Purchaser shall have the Inspection Period, as set out in Paragraph 4 above, in which to cause the title to said property to be examined by an agent for a title insurance company qualified to conduct and conducting business in the State of Mississippi, and shall obtain an irrevocable commitment for title insurance for an owners policy in the amount of a minimum of $4,155,000.00 from such agent. Upon receipt of notice of title defects, encumbrances or unmarketable title, the Sellers shall cooperate with the Purchaser with respect to curing or removing the same at no cost or expenses to Sellers. The cost to cure the title shall be at the sole cost and expense of the Purchaser. Notwithstanding the foregoing, the existence of an uncured title defect or the inability or refusal to cure any title defect shall not diminish the Sellers' rights or relieve the Purchaser of their obligations set forth in this Agreement. Accordingly, the Purchaser understands and agrees that in no event shall a title defect or unmarketability of title result in any portion of the Earnest Money Deposit being refunded to the Purchaser, except for the failure of any Condition Precedent as set out in Paragraph Number 14, or Sellers' default as defined in Paragraph Number 26. Without in any way limiting the foregoing, the Purchaser acknowledge that the following shall not be considered defects, encumbrances or render the title unmarketable for the purposes of this Contract and the existence of the following shall not be considered a breach of any representations or warranty made by the Sellers in this Agreement:

         (a) Ad valorem taxes coming due after completion of purchase;

         (b) Prior mortgages and other encumbrances which constitute liquidated liens or charges against the subject real property, which Sellers agree shall be satisfied at Closing out of payment of the Purchase Price;

         (c) Zoning ordinances;

         (d) Oil, gas and other mineral interests reserved to or conveyed by prior owners;

         (e) Any matters not of record which would be disclosed by an accurate survey and inspection of the property;

         (f) Any claim of ownership or rights of the State of Mississippi, the Secretary of State, the State Land Commissioner or any other state agency.

         (g) Environmental restrictions which may be imposed by any governmental agency;

         (h) Permitting matters for any use of the subject real property or proposed changes or improvements;

         (i) The subject property may be subject to a written lease dated January 1, 1971, originally with TENNECO OIL COMPANY as lessee, (the "Lease"), and subsequently assigned by TENNECO OIL COMPANY to and/or assumed by TOC RETAIL, INC., and thereafter subleased, to AMERICAN GAMING CORPORATION by written instrument dated July 12, 1993, (the "Sublease"), and which sublease was subsequently assigned and/or conveyed by AMERICAN GAMING AND RESORTS OF MISSISSIPPI, INC. (formerly AMERICAN GAMING CORPORATION) to AMGAM ASSOCIATES and then to ACES MISSISSIPPI, INC. (now MILLAMAX MISSISSIPPI, INC.). The term of both the lease and the sublease may not expire until December 31, 2004. Both the aforesaid lease and the sublease were terminated and canceled as of May 1, 1994 by an amended judgment entered July 8 1997 in proceedings in the U.S. District Court for the Eastern District of Louisiana, Civil Action Number 94-1949, entitled TOC RETAIL, INC. VERSUS GULF COAST OIL COMPANY OF MISSISSIPPI, INC., ET AL. The aforesaid amended judgment has been separately appealed by all parties to the referenced litigation to the United States Court of Appeals for the Fifth Circuit, and among the relief sought or which could occur on appeal is the reversal of that portion or those portions of the amended judgment which has terminated either the lease or the sublease or both, as a result of which the property could again become subject to the lease or the sublease or both. The Purchaser fully understands that if TOC Retail, Inc. Is successful in its appeal, and the appeals court or the lower court on remand reverses the ruling that the lease and/or sublease has been terminated, the Purchaser may not be entitled to possession of the Property until after December 31, 2004.

         9. SELLERS' REPRESENTATIONS AND WARRANTIES: Except as limited by the provisions of this Agreement (and in particular, and without limitation, Paragraph Number 8 above) and except as otherwise disclosed in this Agreement, Sellers hereby represent and warrant as follows:

         (a) Sellers have received no notice that the existing use and condition of the Property violates any zoning, building, health, fire, water use, or similar statute, or any ordinance, law, rule, regulation, code of any Governmental Authority, with respect to the Property.

         (b) Sellers have no actual knowledge of any threatened or pending matters of litigation, administrative actions or arbitration against or with respect to the Property; or any pending or threatened eminent domain, condemnation proceeding or other governmental taking of the Property or any part thereof, except as set forth in Paragraph Number 8 hereof.

         (c) The Lena (Lee) P. Romaguera Trust No. 3 (the "Trust") has full power and authority to execute and deliver this Contract and to consummate the transactions and perform its obligations contemplated in this Contract and that the execution, delivery and performance of this Contract has been duly and validly authorized and approved by all trustees of the Trust, or any other person whose consent is required under the agreement governing the Trust. The form of evidence required by Purchaser establishing that all persons signing this Contract, the quit claim deed and other closing documents on behalf of the Trust, have all the necessary power and authority to do so is set out in paragraph 11 below.

         (d) Except for the option contract dated October 23, 2997 referred to in Paragraph Number 1 above, Sellers are not a party to any contract, written or oral, with respect to the Property, which is not cancelable upon thirty (30) days notice.

         (e) Between the effective date hereof and the Closing, no part of the Property will be alienated, encumbered or transferred by the Sellers in favor of or to any party whatsoever and Sellers will execute no instrument which will affect title to the Property. Nothing herein shall prevent or hinder Sellers from executing instruments that cure title defects and/or improve Seller's titles.

         (f) Sellers have not granted any leases with respect to the Property, except the Lease or Sublease described in Paragraph 8(i) hereof, and, neither the Lease, nor rents or other amounts payable thereunder have been assigned, pledged, or encumbered.

         (g) Sellers and Purchaser acknowledge and contract that the terms and provisions of this Contract shall survive and bind the parties after Closing.

         Notwithstanding the foregoing representations and warranties, Sellers shall not be in breach of said representations and warranties with respect to any of the items referred to in Paragraph 8 or otherwise disclosed in this Agreement.

         10. CLOSING AND RELATED MATTERS:

         (a) The Seller's Obligations at Closing are as follows: at Closing, Sellers shall (i) give any and all possession of the Property that Sellers have, if any, to Purchaser, and (ii) execute and deliver to Purchaser all documents required by this Contract.

         (b) The Purchaser's Obligations at Closing as follows: at Closing, Purchaser shall (i) pay to Sellers the Purchase Price specified in Paragraph 6 hereof, (ii) Provide to the Escrow Agent written authority to release the Earnest Money Deposit to the Sellers as set out in the Escrow Agreement (Exhibit "B"), and (iii) execute and deliver all documents required by this Contract.

         11. REQUIRED DOCUMENTS AT CLOSING: Sellers shall execute and deliver to Purchaser the following at Closing:

         (a) A duly executed and acknowledged Quit Claim Deed conveying Sellers' right, title and interest, if any, in the Property to the Purchaser or to the assignee or nominee of Purchaser, in the form set out in Exhibit "A".

         (b) Two duly executed and acknowledged assignments of the Sellers' interest, if any, in the Lease, free and clear of all liens and encumbrances, which counterparts shall be in proper form for recording, together with original of the Lease.

         (c) A duly executed Seller's Affidavit setting forth the following: (i) that all work, labor, services and materials furnished to or in connection with the Property that was done at the request of Sellers have been fully paid for, and that in connection with said work, no mechanic's or other liens may properly be filed against the Property; (ii) that Sellers are not the subject of any insolvency or bankruptcy proceeding, nor the subject of any suit or proceedings at law or in equity, or otherwise, the result of any of which might affect the title to the Property; (iii) that, to the Sellers' actual knowledge, there are no parties other than the Sellers, and as disclosed in paragraph 8(i), who are entitled to actual or constructive possession of the Property; and (iv) that all action, on behalf of Sellers, as may be necessary to authorize and effectuate the transaction contemplated by this contract has been undertaken and legally completed, on the form specified by the Title Company, attached hereto as EXHIBIT "C".

         (d) A Gap Indemnification Agreement required by the Title Company to insure no encumbrances attached to the Property during the "gap" period, on the form attached as EXHIBIT "D".

         (e) A FIRPTA certificate as required by Paragraph Number 12 of this Contract for each individual seller and the Lena (Lee) P. Romaguera Trust No.3.

         (f) A recordable Stipulation of title containing mutual words of grant and setting forth the vestiture of title, executed by the Sellers and the beneficiaries of the Lena (Lee) P. Romaguera Trust No.3, in substantially the form set out in EXHIBIT "E".

         (g) An affidavit signed by the co-trustees and the beneficiaries of the LENA (LEE) P. ROMAGUERA TRUST NO. 3 confirming the continued unaltered existence of that trust and the continuing authority of the co-trustees to act on its behalf in the form set out in EXHIBIT "F".

         (h) An affidavit signed by the Trustee of the LENA (LEE) P. ROMAGUERA TRUST NO. 2 and the co-trustees of the LENA (LEE) P. ROMAGUERA TRUST NO. 3 stating that certain instrument captioned "Act of Exchange" dated September 20, 1993, wherein the LENA (LEE) P. ROMAGUERA TRUST NO. 2 transferred to the LENA
(LEE) P. ROMAGUERA TRUST NO. 3 an interest in the Property, represented a fair, equal value exchange of property, on the form set out as EXHIBIT "G".

         (i) An assignment as set out in paragraph 25(b)(iii) of Sellers rights as to environmental matters.

         (j) An On Record Matter Indemnity Agreement executed by the Sellers and Joan Lee Romaguera on the form attached as Exhibit "H"

         12. COMPLIANCE WITH THE IRS CODE: In order to comply with the provisions of Section 1445 of the Internal Revenue Code of 1986 (the "Code"), as amended, Sellers shall deliver to Purchaser at Closing, an affidavit in which Sellers, under penalty of perjury, affirms that Sellers are not a "foreign person" as defined in the Code, states the United States taxpayer identification number of Sellers, affirms that Sellers intend to timely file a United States income return with respect to the transfer of the property and which otherwise conforms to the requirements of Section 1445 of the Code and the Regulations promulgated thereunder. If Sellers fail to furnish an affidavit as required by law, Purchaser may withhold ten (10%) percent of the gross sales price of the Property, in lieu of payment thereof to Sellers, and any instead pay such amount to the Internal Revenue Service in such form and manner as may be required by law.

         13. CLOSING COSTS: The Sellers shall bear the costs of their own attorneys. The Purchaser shall bear all other costs of Closing, including but not limited to title examination, title insurance, Purchaser's attorney's fees, Escrow Agent's fees, recording fees, surveys, environmental surveys, inspection and appraisal fees.

         14. CONDITIONS PRECEDENT TO CLOSING: The parties acknowledge the Closing of this Contract is contingent upon the following:

         (a) Title to the property being in the same condition or better at the Closing as it was on the effective date this Contract.

         (b) Full execution of all documents described in paragraph 11.

         (c) All Sellers and/or their heirs, representatives and assigns shall have the legal capacity to execute or deliver the Quit Claim Deed.

         15. TRANSFER OF TITLE: In the event that the Purchaser fulfills all of its obligations at closing as set out in Sub Paragraph Number 10(b), the Sellers agree to transfer title to the property to the Purchaser, or their assigns or nominees, by Quit Claim Deed in the form set out on Exhibits "A". Purchaser acknowledges that it is relying solely upon its own examination and inspection of the Property and are not on any warranty or representation, expressed or implied, by the Sellers as to the title, condition, or fitness of the Property for any particular purpose.

         16. AUTHORITY REGARDING TIDELANDS MATTERS: For so long as this Contract is in effect, the Sellers fully authorize the Purchaser to, and hereby assign the Purchaser the exclusive right to, enter into immediate negotiations with the Secretary of State of the State of Mississippi regarding the tidelands boundary and any other matter concerning any claim which has been made or which may be made by the State of Mississippi or any department or agency thereof on behalf of the State of Mississippi or any public trust as to any property rights in the Property. Purchaser agrees to negotiate in good faith in such matters to protect the rights of the private property owner. In the event that the Purchaser does not purchase the Property, the Sellers agree to reimburse the Purchaser for any funds paid by the Purchaser to the State of Mississippi for the purchase of any property rights or for compromise of the aforementioned claims or potential claims, not to exceed One Hundred Thousand ($100,000.00) Dollars, to be deducted by the Escrow Agent from the Earnest Money Deposit prior to its release to the Sellers. The Sellers agree to execute on request of Purchaser a separate agreement manifesting the terms of this

Paragraph Number 16. The parties intend that any compromise or settlement of the above claims shall result in fee simple ownership with respect to portions of the Property which may be subject to the aforementioned claims.


         17. TRANSFER OF CHOSES IN ACTION: If prior to closing, the litigation and appeal referred to in paragraph 8(i) above, has not been dismissed and all amounts due to the Sellers from TOC Retail, Inc., and Tenneco Oil Company have not been paid over to Sellers, the Sellers agree to assign to Purchaser all of Sellers' interest in civil litigation and appeal, including entitlement to any amounts due from TOC Retail, Inc., and Tenneco Oil Company in exchange for consideration of the payment of the actual amount due Sellers, It is here stipulated that the amount due to Sellers is $167,500.00 as of the closing date, but will increase by $3,750.00 on the first of each calendar month thereafter in the event that closing is delayed by agreement of the parties or for any other reason. Seller hereby agrees to release any claim that they may have with respect to rents paid to TOC Retail, Inc., and/or Tenneco Oil Company. The Purchaser understands that the appeal now pending in the United States Circuit Court of Appeals is ongoing and attorney's fees and expenses will be incurred during the Inspection Period. Purchaser agrees to advance to Sellers such attorneys fees and costs as are necessary during the inspection period pay. In the event that the Purchaser does not purchase the Property, the Sellers agree to reimburse the Purchaser for any funds so advanced, to be deducted from the Earnest Money Deposit.

         18. TAX FREE EXCHANGE: Purchaser understands that Sellers are contemplating an Internal Revenue Code Section 1031 tax-free exchange. Accordingly, Purchaser hereby acknowledge Sellers' rights under this Contract may be assigned to a qualified intermediary of Sellers' choice for the purpose of completing such an exchange. Purchaser agrees to cooperate with Sellers and the qualified intermediary in a manner necessary to complete the exchange. In the event Sellers assign their rights under this agreement to a qualified intermediary and Purchaser receive written notice of Sellers' assignment, Purchaser hereby agrees to acknowledge in writing that Purchaser has been so notified. Furthermore, if Purchaser has received written notice of an assignment by Sellers, Purchaser shall, at the Closing, make any payments due to Sellers under this agreement to the qualified intermediary to whom Sellers assigned their rights under this Contract, and Purchaser shall accept from Sellers a Quit Claim Deed as provided for herein conveying title to the property to Purchaser. Purchaser hereby agrees to execute any and all other documents or sign any and all other statements reasonably requested by Sellers in order to assist Sellers and the qualified intermediary in a manner necessary to complete the said exchange, provided that Purchaser shall not be required to incur any additional expense, nor undertake any other obligations, nor accept title to any property other than the subject real property in order to effect such exchange. Any warranties that may be expressed in this agreement shall remain and be enforceable among the parties executing this document and any assignee of Sellers.

         19. EXPIRATION OF CONTRACT: This Contract shall expire by its terms as set out in Sub Paragraph Number 2(a) or 2(d) above, or on closing, and the Sellers shall have no further remedy in law or equity for damages

         20. NOTICES: All notices provided for herein shall be in writing and sent by courier service with signed receipt or by certified or express mail, postage prepaid and return receipt requested, at their respective addresses shown below or at such other address as shall be designated by such party by written notice, mailed or delivered as required herein.

TO PURCHASER:              Full House Resort, Inc.
                           1255 High Bluff Drive, Suite 380
                           San Diego, CA  92130
                           Attn: General Counsel
                                     Mary V. Brennan
                           Telephone(619) 350 2030
                           Telecopy:  (619) 350-2040

WITH A COPY TO
ITS ATTORNEYS:             Britt R. Singletary, Attorney at Law
                           Singletary & Thrash, P.A.
                           3487 Wells Ferry Cove
                           Post Office Box 1229
                           Biloxi, MS   39533
                           Telephone:  (228) 432-8900
                           Telecopy:  (228) 396-3746

TO SELLERS:                VINCENT PACIERA
                           VINCENT PACIERA, JR.
                           KIRTH M. PACIERA
                           LENA P. ROMAGUERA
                           LENA P. ROMAGUERA TRUST NO.3
                           VINCENT PACIERA and
                           GERARD A. ROMAGUERA as

                           Co-Trustees for LENA P. ROMAGUERA TRUST NO.3
                           C/O KIRTH M. PACIERA
                           4731 Canal Street
                           New Orleans, LA   70119
                           Telephone:  (504) 486-5573
                           Telecopy:  (504) 486-6091

WITH A COPY TO
THEIR ATTORNEYS:          Brian Leftwich, Attorney at Law
                          Montgomery, Barnett, Brown, Read, Hammond & Mintz, LLP
`                         3200 Energy Centre
                          1100 Poydras Street
                          New Orleans, LA  70163-3200
                          Telephone:  (504) 585-3200
                          Telecopy:  (504) 585-7688

ESCROW AGENT:             First American Title Insurance Company
                          c/o Patrick Sheehan, Esquire
                          179 Lameuse Street
                          Post Office Box 342
                          Biloxi, MS  39533-0342
                          Telephone:  (228) 432-1107
                          Telecopy:  (228) 432-1112

         21. BINDING CONTRACT: This contract shall inure to the benefit and be binding upon the parties hereto, their heirs, legal representatives, successors and assigns.

         22. ASSIGNMENT: This Contract may be assigned by either party upon written notice to the other, provided that an assignment by either party will not relieve that party of their obligations set forth in this Agreement.

         23. TIME OF THE ESSENCE: The parties hereto, acknowledge that time is of the essence in the consummation of this Contract.

         24. APPLICABLE LAW: This Contract shall be construed and interpreted in accordance with Mississippi law.

         25. NO ENVIRONMENTAL WARRANTIES: Purchaser acknowledges that currently there are, and/or at one time there were, underground storage tanks located on or under the property containing or possibly containing Hazardous Materials (as hereinafter defined). Nevertheless, Purchaser agrees to purchase the property in its current environmental condition, whatever that may be, which is unknown to Sellers.

         (a) The following definitions shall apply to the environmental provisions set forth herein:

                  (i) "Environmental Law" or "Environmental Laws" means any and all present and future statutes, rules, regulations, orders, administrative orders, judicial orders, judgments, judicial decisions, decrees, laws, rulings, permits, licenses, certificates, codes and ordinances from any and all federal, state, parish, district, municipal, city, local and other legislative bodies, courts, boards, agencies, administrative agencies, commissions, bodies, councils, offices and authorities of any nature whatsoever in any way relating to or applicable to (a) the protection of health, safety, and the indoor and outdoor environment, (b) the conservation, management and use of natural resources and wildlife, (c) the protection and use of surface water and groundwater, (d) the management, manufacture, possession, presence, use, generation, transportation, treatment, storage, disposal, Release, threatened Release, abatement, removal, remediation or handling of, or exposure to, any Hazardous Materials, and (e) pollution (including any Release to air, land, surface water and groundwater), and includes, but is not limited to, the Comprehensive Environmental Response Compensation, and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 USC ss.ss.9601 ET SEQ., the Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act of 1976 and the Hazardous and Solid Waste Amendments of 1984, 42 USC ss.ss.7401 ET SEQ., the Toxic Substances Control Act, 15 USC ss.ss.2601 ET SEQ., the Coastal Zone Management Act of 1972, 16 USC ss.ss.1531, ET SEQ., the Coastal Wetlands Planning, Protection and Restoration Act, 16 USC ss.ss.3951, ET SEQ., the Hazardous Materials Transportation Act, 49 USC ss.ss.1801, ET SEQ., the Occupational Safety and Health Act of 1970, 29 USC ss.ss.651, ET SEQ., the Oil Pollution Act of 1990, 33 USC ss.ss.2701, ET SEQ., the Emergency Planning AND Community Right-to-Know Act of 1986, 42 USC ss.ss.11001, ET SEQ., the National Environmental Policy Act of 1969, 42 USC ss.ss.4321, ET SEQ., the Noise Control Act of 1972, 42 USC ss.ss.4901, ET SEQ., the Safe Drinking Water Act, 42 USC ss.ss.300(f), ET SEQ., the Federal Insecticide, Fungicide, and Rodenticide Act, 7 USC ss.ss.136, ET SEQ., any and all similar or related state laws and regulations, any and all similar, implementing or successor laws, and any and all amendments, rules, regulations, orders and directives issued thereunder or relating thereto.

                  (ii) "Governmental Approvals" means any and all permits, licenses, variances, certificates, consents, letters, clearances, closures, exemptions, decisions, actions and approval of a Governmental Authority.

                  (iii) "Governmental Authority" means any and all federal, state, regional, parish, local or municipal person or body having governmental or quasi-governmental authority or jurisdiction.

                  (iv) "Hazardous Materials" means any and all hazardous or toxic chemicals, waster, by-products, pollutants, contaminants, compounds, products or substances, including, without limitations, medical waste, biological waste, asbestos (including asbestos containing materials or substances), polychlorinated byphenyls, petroleum (including crude oil or any fraction thereof, petroleum derivatives and petroleum by-products), any and all materials of any and every kind, the exposure to, or manufacture, possession, presence, use, generation, storage, transportation, treatment, spill, release, disposal, abatement, clean-up, removal, remediation or handling of which, either by itself or in combination with other materials located on, under or about the property, (a) is prohibited, controlled or regulated by any Environmental Law,
(b) poses a threat or nuisance to health, safety, welfare, the environment or the property, (c) due to its characteristics or interaction with one or more substances, wastes, chemicals, compounds or mixtures, damages or threatens to damage health, safety, or the environment or is required to be remediated by any law, including, but not limited to, Environmental Laws, (d) is hazardous, toxic, ignitable, radioactive, corrosive or reactive and which is regulated by any law, including, but not limited to Environmental Laws, (e) is regulated or monitored by any Governmental Authority, or (f) is a basis for potential liability to any Governmental Authority or third party under any Environmental Law or any other applicable law, rule, judgment, order or regulation. Hazardous Materials shall include, but are not limited to, hydrocarbons, petroleum, gasoline, crude oil and any products or by-products thereof.

                  (v) "Release" means any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping or disposing into the indoor or outdoor environment including without limitation, the abandonment or discarding of barrels, drums, containers, tanks and other receptacles containing or previously containing any Hazardous Materials.

                  (vi) "Response Action" means any and all investigations, studies, samplings, testing, abatement, cleanup, removal actions and remedial actions necessary or advisable to remove all Hazardous Materials from the property.

         (b)      Purchaser hereby agrees as follows:

                  (i) Purchaser hereby waives, releases, remises, acquits and forever discharges Sellers and GULF COAST OIL COMPANY OF MISSISSIPPI, INC., a corporation that has been liquidated and dissolved, VINCENT PACIERA, and LENA P. ROMAGUERA, and LENA (LEE) P. ROMAGUERA TRUST NO. 2, in their capacities as predecessors in title of the property (who, along with the Sellers, are hereinafter sometimes referred to collectively as the (the "Sellers Group"), from any and all claims, actions, causes of action, cost-recovery actions, demands, rights, damages, punitive damages, fines, penalties, costs, expenses, lawsuits, judgments, awards and compensation whatsoever, direct or indirect, known or unknown, foreseen or unforeseen, which Purchaser now have or which may arise in the future on account of or in any way growing out of or in connection with the physical condition of the property and/or Environmental Laws. Purchaser hereby forever release and covenant not to bring any demand, claim, cost recovery action or lawsuit it may now or hereafter have or accrue against the Sellers Group arising from the operation or violation of any Environmental Law by any person or entity.

                  (ii) Purchaser hereby waives any and all claims for contribution against the Seller Group for, any and all losses, liabilities (including strict liability), claims, cost recovery actions, lawsuits, administrative proceedings, orders, judgments, fines, taxes, liens, loss of permits, response costs, compliance costs, investigation expenses, consultant fees, attorneys' fees, litigation expenses, damages, injuries, penalties, actions, causes of action, demands, punitive damages, settlements, fees, expenses and costs of whatever kind or nature, known or unknown, liquidated or unliquidated, contingent or otherwise, with respect to, or as a direct or indirect result of (a) any Response Action on, under, about, near or at the property, whether brought by private party or related to any actions, proceedings and investigations instituted by any Governmental Authority for bodily injury, death, property damage, abatement or remediation, environmental damage or impairment, or any other injury or damage resulting from or relating, directly or indirectly, to: (i) the Release of any Hazardous Materials from, on, under, about, near or at the property, whether or not such Release was caused by the Seller Group, and whether or not the alleged liability is attributable to the handling, storage, generation, transportation or disposal of such Hazardous Materials or the mere presence of such Hazardous Materials on the property, and/or (ii) any Hazardous Materials which migrated, leached or traveled on to or off of the property, from any source; (b) at any time, the presence, generation, transportation, storage, handling, treatment, disposal, Release or threatened Release form the property of any Hazardous Materials, or arising out of or resulting from the environmental condition of the property, or the operation, applicability of or compliance with any Environmental

Laws relating to Hazardous Materials; (c) the violation at the property by the Seller Group or any other person or entity having anything to do with the property at any time, of any Environmental Law, and (d) any Environmental Claim in any way relating to the property or any property adjacent to or near the property.

                  (iii) Purchaser is willing to take the Property subject to any and all environmental matters affecting the Property, providing Purchaser receives from Sellers at Closing an assignment of all rights Sellers may have against Tenneco Oil Company ("Tenneco"), TOC Retail, Inc. ("TOC"), and any affiliate of Tenneco or TOC and any and all other predecessors in title, excluding Sellers, with respect to any environmental matters affecting the Property.

         26. DEFAULT: If Sellers fail to comply with their obligations and agreements hereunder or if contingencies are not met, at Purchaser's option, Purchaser may (a) declare this Contract to be null and void and neither of the parties shall have any further liabilities to the other hereunder, or (b) Purchaser may demand specific performance of Sellers' obligations.

         In the event of default by Sellers, Purchaser shall be entitled to the return of the Ernest Money Deposit. It is understood, however, that subject to the provisions contained in paragraph 9 of this Contract, the existence of any title defect shall not be deemed to be a default by Sellers hereunder. If Purchaser defaults, Sellers shall have the right to terminate this Agreement and declare the Earnest Money Deposit IPSO FACTO forfeited to Sellers as full liquidated damages and their sole remedy in law and equity.

         27. EXHIBITS: Each exhibit referred to in this Contract is attached to and incorporated by reference in this Contract.

         28. NO RIGHT OF SUBSTITUTION OR SUBROGATION: Any provision of this Agreement or law to the contrary notwithstanding, Purchaser shall have no right of substitution or subrogation or warranty claim against the Sellers Group.

         29. ASSIGNMENT AND ASSUMPTION OF LEASE: In the event the lease and/or sublease referred to in Section 8(i) of this Agreement are revived, either in whole or in part, as a result of the appeal referred to in Section 8(i), (a) Purchaser shall purchase the property subject to said lease and/or sublease, (b) Sellers shall assign and Purchaser shall fully assume and discharge when due any and all of Sellers' obligations arising and/or accruing under the said lease and/or sublease subsequent to the Closing, and (c) Purchaser shall defend, hold harmless and indemnify the Sellers from and against any and all claims, liabilities and causes of action of whatever kind or nature, known or unknown, liquidated or unliquidated, contingent or otherwise, arising and/or accruing under the said lease and/or sublease subsequent to Closing. The foregoing indemnification shall also include the Sellers attorneys' fees.

         30. ENTIRE CONTRACT, MODIFICATION: This Contract contains the sole and entire understanding between Sellers and Purchaser with respect to the subject real property. All promises, inducements, offers, letters of intent, solicitations, agreements commitments, representations and warranties made between such parties prior to this Contract are superseded by this Contract. This Contract shall not be modified or amended in any respect except by a written instrument executed by or on behalf of each of the parties to this Contract.

         31. SEVERABILITY: If any provision of this Contract or the application of any provision to any person or circumstance is or becomes invalid or unenforceable to any extent, then the remainder of this Contract and the application of such provisions to any other person or circumstances shall not be affected by such invalidity or un enforceability and shall be enforced to the greatest extent permitted by law.

         32. COUNTERPARTS: This Contract may be executed in multiple counterparts, each of which shall constitute an original and all of which together shall constitute one and the same instrument.

         33. RECORDING PROHIBITED: Neither this Contract nor memorandum thereof shall be recorded or placed on the public record.

         34. CAPTIONS: Captions and Article headings contained in this Agreement are for convenience and reference only and in no way define, describe, extend or limit the scope or intent of this Agreement nor the intent of any provision hereof.

         35. WAIVER: No waiver or any provision of this Agreement shall be effective unless it is in writing and signed by the party against whom it is asserted and any such writing shall only be applicable to the specific instance to which it relates and shall not be deemed to be continuing or future waiver.

         36. FACSIMILE SIGNATURE BINDING: The parties acknowledge that a facsimile signature by the Sellers and Purchaser shall be binding upon the parties, pending the circulation of an original Agreement, and transmission of an executed copy of this agreement via telefax shall constitute delivery.

         37. ATTORNEY'S FEES: If any action is brought by either party against any other party hereunder, the prevailing party shall be entitled to recover from the other party reasonable attorneys' fees, court costs and expenses incurred in connection with the prosecution or defense of such action. For purposes of this Agreement, the term "attorneys' fees" or "attorneys' fees and costs" shall mean the fees and expenses of counsel to the parties hereto at trial and all appellate levels, which may include printing, photocopying, duplicating, air freight charges and other expenses, including fees billed for law clerks, paralegals and other persons not admitted to the bar, but performing services under the supervision of an attorney.

         WITNESS THE SIGNATURE OF THE SELLERS, on this the 24 day of December, 1997.


                                       /S/ VINCENT PACIERA
                                       -----------------------------------------
                                       VINCENT PACIERA, SELLER

                                       /S/ VINCENT PACIERA, JR.
                                       -----------------------------------------
                                       VINCENT PACIERA, JR., SELLER

                                       KIRTH M. PACIERA
                                       -----------------------------------------
                                       KIRTH M. PACIERA, SELLER

                                       LENA P. ROMAGUERA
                                       -----------------------------------------
                                       LENA P. ROMAGUERA, SELLER

                              LENA (LEE) P. ROMAGUERA TRUST NO. 3,

                              SELLER

                              BY:      /S/ VINCENT PACIERA
                                       -----------------------------------------
                                       VINCENT PACIERA as
                                       Co-Trustee for Lena (Lee) P. Romaguera
                                       Trust No. 3

                              BY:      /S/ GERARD A. ROMAGUERA
                                       -----------------------------------------
                                       GERARD A. ROMAGUERA
                                       Co-Trustee for Lena (Lee) P. Romaguera
                                       Trust No. 3

         WITNESS THE SIGNATURE OF THE PURCHASER, on this the 24 day of December, 1997.

                                            FULL HOUSE RESORTS, INC.,
                                            a Delaware Corporation
                                            PURCHASER

                                               /S/ GREGG R. GIUFFRIA
                                               ---------------------------------
                                               By: Gregg R. Giuffria
                                                 Its: Vice President

         WITNESS THE SIGNATURE OF THE ESCROW AGENT, on this the 23 day of December, 1997.

                                            /S/ PATRICK A. SHEEHAN
                                            ------------------------------------
                                            PATRICK A. SHEEHAN, Agent for
                                          FIRST AMERICAN TITLE INSURANCE COMPANY
                                            ESCROW AGENT

STATE OF LOUISIANA
PARISH OF ORLEANS

         PERSONALLY CAME AND APPEARED BEFORE ME, the undersigned authority in and for the aforesaid jurisdiction, the within named VINCENT PACIERA, Seller, who, acknowledged before me that he signed and delivered the above and foregoing Contract on the day and date set forth therein, as his free and voluntary act and deed.

         SUBSCRIBED BEFORE ME, on this the 24 day of December, 1997.


                                                           /S/ BRIAN LEFTWICH
                                                           ---------------------
                                                           NOTARY PUBLIC

MY COMMISSION EXPIRES:
AT DEATH

STATE OF LOUISIANA
PARISH OF ORLEANS

         PERSONALLY CAME AND APPEARED BEFORE ME, the undersigned authority in and for the aforesaid jurisdiction, the within named VINCENT PACIERA, JR., Seller, who, acknowledged before me that he signed and delivered the above and foregoing Contract on the day and date set forth therein, as his free and voluntary act and deed.

         SUBSCRIBED BEFORE ME, on this the 24 day of December, 1997.


                                                           /S/ BRIAN LEFTWICH
                                                           ---------------------
                                                           NOTARY PUBLIC
MY COMMISSION EXPIRES:
AT DEATH


STATE OF LOUISIANA
PARISH OF ORLEANS

         PERSONALLY CAME AND APPEARED BEFORE ME, the undersigned authority in and for the aforesaid jurisdiction, the within named KIRTH M. PACIERA, Seller, who, acknowledged before me that he signed and delivered the above and foregoing Contract on the day and date set forth therein, as his free and voluntary act and deed.

         SUBSCRIBED BEFORE ME, on this the 24 day of December, 1997.

                                                           /S/ BRIAN LEFTWICH
                                                           ---------------------
                                                           NOTARY PUBLIC
MY COMMISSION EXPIRES:
AT DEATH

STATE OF LOUISIANA
PARISH OF ORLEANS

         PERSONALLY CAME AND APPEARED BEFORE ME, the undersigned authority in and for the aforesaid jurisdiction, the within named LENA P. ROMAGUERA, Seller, who, acknowledged before me that she signed and delivered the above and foregoing Contract on the day and date set forth therein, as her free and voluntary act and deed.

         SUBSCRIBED BEFORE ME, on this the 24 day of December, 1997.


                                                           /S/ BRIAN LEFTWICH
                                                           ---------------------
                                                           NOTARY PUBLIC
MY COMMISSION EXPIRES:
AT DEATH


STATE OF MISSISSIPPI
COUNTY OF HARRISON

         PERSONALLY CAME AND APPEARED BEFORE ME, the undersigned authority in and for the aforesaid jurisdiction, the within named PATRICK A. SHEEHAN, in his capacity as ESCROW AGENT as Agent for FIRST AMERICAN TITLE INSURANCE COMPANY, who, acknowledged before me that he signed and delivered the above and foregoing Contract on the day and date set forth therein, after first being duly authorized to so act.

         SUBSCRIBED BEFORE ME, on this the 23 day of December, 1997.


                                                           /S/
MY COMMISSION EXPIRES:                                     ---------------------
JUNE 22, 1999                                              NOTARY PUBLIC

STATE OF LOUISIANA
PARISH OF ORLEANS

         PERSONALLY CAME AND APPEARED BEFORE ME, the undersigned authority in and for the aforesaid jurisdiction, the within named VINCENT PACIERA, AS CO-TRUSTEE FOR LENA (LEE) P. ROMAGUERA TRUST NO 3, Seller, who, acknowledged before me that he signed and delivered the above and foregoing Contract on the day and date set forth therein, in the capacity as Trustee of the Lena (Lee) P. Romaguera Trust No. 3, after being duly authorized to so act.

         SUBSCRIBED BEFORE ME, on this the 24 day of December, 1997.


                                                           /S/ BRIAN LEFTWICH
                                                           ---------------------
                                                           NOTARY PUBLIC
MY COMMISSION EXPIRES:
AT DEATH


STATE OF LOUISIANA
PARISH OF ORLEANS

         PERSONALLY CAME AND APPEARED BEFORE ME, the undersigned authority in and for the aforesaid jurisdiction, the within named GERARD A. ROMAGUERA, AS CO-TRUSTEE FOR LENA (LEE) P. ROMAGUERA TRUST NO 3, Seller, who, acknowledged before me that he signed and delivered the above and foregoing Contract on the day and date set forth therein, in the capacity as Trustee of the Lena (Lee) P. Romaguera Trust No. 3, after being duly authorized to so act.

         SUBSCRIBED BEFORE ME, on this the 24 day of December, 1997.


                                                           /S/ BRIAN LEFTWICH
                                                           ---------------------
                                                           NOTARY PUBLIC
MY COMMISSION EXPIRES:
AT DEATH

STATE OF MISSISSIPPI
COUNTY OF HARRISON

         PERSONALLY CAME AND APPEARED BEFORE ME, the undersigned authority in and for the aforesaid jurisdiction, the within named Gregg R. Giuffria, in his capacity as Vice President on behalf of FULL HOUSE RESORTS, INC., a Delaware corporation, PURCHASER, who, acknowledged before me that he signed and delivered the above and foregoing Contract on the day and date set forth therein, after first being duly authorized by said corporation to so act.

         SUBSCRIBED BEFORE ME, on this the 24 day of December, 1997.


                                                           /S/
                                                           ---------------------
                                                           NOTARY PUBLIC
MY COMMISSION EXPIRES:
JUNE 22, 1999

                                  EXHIBIT LIST

A.       Quit Claim Deed.

B.       Escrow Agreement

C.       Seller's Affidavit and Indemnity Agreement.

D.       GAP Indemnity Agreement.

E.       Stipulation of Tite (Sellers and Family Members).

F.       Affidavit (Trust Existence) (Romaguera Trust No. 3).

G.       Affidavit (Fair Exchange) (Romaguera Trust No. 3).

H.       On-Record Matter Indemnity Agreement.